                                                                      EXHIBIT 24

                                  TENNECO INC.
                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as a Director of Tenneco Inc. (the "Company"), whose signature appears immediately below, constitutes and appoints Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute an Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the exchanges on which the Company's common stock is listed. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument this 9th day of March 1999.

                                                   /s/ MARK ANDREWS

                                          --------------------------------------
                                                       Mark Andrews

                                  TENNECO INC.
                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as a Director of Tenneco Inc. (the "Company"), whose signature appears immediately below, constitutes and appoints Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute an Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the exchanges on which the Company's common stock is listed. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument this 9th day of March 1999.

                                               /s/ W. MICHAEL BLUMENTHAL

                                          --------------------------------------
                                                  W. Michael Blumenthal

                                  TENNECO INC.
                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as a Director of Tenneco Inc. (the "Company"), whose signature appears immediately below, constitutes and appoints Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute an Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the exchanges on which the Company's common stock is listed. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument this 9th day of March 1999.

                                                  /s/ LARRY D. BRADY

                                          --------------------------------------
                                                      Larry D. Brady

                                  TENNECO INC.
                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in her capacity as a Director of Tenneco Inc. (the "Company"), whose signature appears immediately below, constitutes and appoints Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in her name, place and stead, in any and all capacities, to execute an Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the exchanges on which the Company's common stock is listed. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument this 9th day of March 1999.

                                                /s/ M. KATHRYN EICKHOFF

                                          --------------------------------------
                                                   M. Kathryn Eickhoff

                                  TENNECO INC.
                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as a Director of Tenneco Inc. (the "Company"), whose signature appears immediately below, constitutes and appoints Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute an Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the exchanges on which the Company's common stock is listed. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument this 9th day of March 1999.

                                               /s/ HENRY U. HARRIS, JR.

                                          --------------------------------------
                                                   Henry U. Harris, Jr.

                                  TENNECO INC.
                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as a Director of Tenneco Inc. (the "Company"), whose signature appears immediately below, constitutes and appoints Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute an Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the exchanges on which the Company's common stock is listed. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument this 9th day of March 1999.

                                                 /s/ BELTON K. JOHNSON

                                          --------------------------------------
                                                    Belton K. Johnson

                                  TENNECO INC.
                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as a Director of Tenneco Inc. (the "Company"), whose signature appears immediately below, constitutes and appoints Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute an Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the exchanges on which the Company's common stock is listed. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument this 9th day of March 1999.

                                                   /s/ DAVID PLASTOW

                                          --------------------------------------
                                                    Sir David Plastow

                                  TENNECO INC.
                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as a Director of Tenneco Inc. (the "Company"), whose signature appears immediately below, constitutes and appoints Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute an Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the exchanges on which the Company's common stock is listed. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument this 9th day of March 1999.

                                                  /s/ ROGER B. PORTER

                                          --------------------------------------
                                                     Roger B. Porter

                                  TENNECO INC.
                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as a Director of Tenneco Inc. (the "Company"), whose signature appears immediately below, constitutes and appoints Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute an Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the exchanges on which the Company's common stock is listed. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument this 9th day of March 1999.

                                                  /s/ PAUL T. STECKO

                                          --------------------------------------
                                                      Paul T. Stecko

                                  TENNECO INC.
                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as a Director of Tenneco Inc. (the "Company"), whose signature appears immediately below, constitutes and appoints Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute an Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the exchanges on which the Company's common stock is listed. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument this 9th day of March 1999.

                                                 /s/ WILLIAM L. WEISS

                                          --------------------------------------
                                                     William L. Weiss

                                  TENNECO INC.
                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in his capacity as a Director of Tenneco Inc. (the "Company"), whose signature appears immediately below, constitutes and appoints Theodore R. Tetzlaff and Karl A. Stewart, and each of them, severally, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute an Annual Report on Form 10-K for the fiscal year ended December 31, 1998, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the exchanges on which the Company's common stock is listed. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, each and every act and thing requisite and necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this instrument this 9th day of March 1999.

                                              /s/ CLIFTON R. WHARTON, JR.

                                          --------------------------------------
                                                 Clifton R. Wharton, Jr.